UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 6, 2013

MACK-CALI REALTY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	1-13274	22-3305147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 Thornall Street, Edison, New Jersey,	08837-2206
(Address of Principal Executive Offices)	(Zip Code)

(732) 590-1000

(Registrant’s telephone number, including area code)

MACK-CALI REALTY, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-57103	22-3315804
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 Thornall Street, Edison, New Jersey,	08837-2206
(Address of Principal Executive Offices)	(Zip Code)

(732) 590-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)                                  On May 2, 2013, ISS Governance, a subsidiary of MSCI, Inc. (“ISS”), published a report (the “Report”) on the corporate governance and executive compensation practices of Mack-Cali Realty Corporation (the “General Partner”), the general partner of Mack-Cali Realty, L.P. (the “Company”).  In response to concerns about the General Partner’s executive compensation practices identified in the Report, on May 6, 2013, the Executive Compensation and Option Committee (the “Committee”) of the Board of Directors of the General Partner authorized the General Partner to take the following actions:

(i)                                     amend the General Partner’s outperformance plan and the multi-year total stockholder return (“TSR”) based award agreements (the “TSR-Based Performance Agreements”) entered into between the General Partner and each of Mitchell E. Hersh, Barry Lefkowitz and Roger W. Thomas on September 12, 2012 as follows:

(a)                                 exclude dividends from the calculation of TSR such that TSR shall consist solely of share appreciation during the applicable measurement period;

(b)                                 provide for two year performance periods in lieu of annual performance periods;

(c)                                  increase the absolute TSR performance thresholds for the one year period ending December 31, 2013 to a single threshold of 17.5% for the two year period ending December 31, 2014;

(d)                                 increase the relative TSR performance thresholds from the 40th percentile of the peer group for the one year period ending December 31, 2013 to a single threshold of the 50th percentile of the peer group for the two year period ending December 31, 2014; and

(e)                                  eliminate the carry-back and carry-forward feature so that excess TSR in any performance period may not be applied to any prior or subsequent performance period.

(ii)                                  adopt a policy to limit the number of future annual equity compensation awards to the chief executive officer to no more than 25% of total equity awards under the General Partner’s equity compensation plans per year and to limit the aggregate number of future annual equity compensation awards to all named executive officers as a group to no more than 50% of the total equity awards under the General Partner’s equity compensation plans per year.

(iii)                               commencing with performance periods beginning on or after January 1, 2014, the General Partner will adopt formulas based on pre-determined performance criteria with respect to awards of annual cash and restricted stock bonuses for Named Executive Officers.

A copy of the General Partner’s letter to ISS dated May 3, 2013 regarding the foregoing changes to the General Partner’s compensation policies and awards is filed herewith as Exhibit 99.1.

Item 9.01              Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

99.1	Letter from Mack-Cali Realty Corporation to ISS Governance dated May 3, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACK-CALI REALTY CORPORATION

Dated: May 6, 2013	By:	/s/ Mitchell E. Hersh
Mitchell E. Hersh
President and
Chief Executive Officer

MACK-CALI REALTY, L.P.

	By:	Mack-Cali Realty Corporation,
its general partner

Dated: May 6, 2013	By:	/s/ Mitchell E. Hersh
Mitchell E. Hersh
President and
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Letter from Mack-Cali Realty Corporation to ISS Governance dated May 3, 2013.